Exhibit 10.85

FORM OF LOCK-UP AGREEMENT

December ____, 2013

Maxim Group LLC
As Representative of the Several Underwriters
405 Lexington Avenue
New York, NY 10174

Re:            Public Offering of Ricebran Technologies

Ladies and Gentlemen:

The undersigned, a holder of common stock, par value $0.001 (“Common Stock”), or rights to acquire Common Stock, of Ricebran Technologies (the “Company”) understands that you, as representative (the “Representative”) of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, providing for the public offering of common stock and warrants to purchase common stock pursuant to registration statement number 333-191448 (the “Public Offering”) by the several Underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), of shares of Common Stock and Warrants to purchase Common Stock of the Company (the “Securities”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, the Representative and the other Underwriters that, without the prior written consent of the Representative, the undersigned will not, during the period specified on Exhibit A hereto (the “Lock-Up Period”) after the date of the final prospectus supplement relating to the Public Offering (the “Effective Date”), directly or indirectly, unless otherwise provided herein, (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose (each a “Transfer”) of any Relevant Security (as defined below), or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration.  As used herein, the term “Relevant Security” means any shares of Common Stock, warrant to purchase Common Stock or other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for Common Stock or equity securities of the Company, in each that are owned by the undersigned on the Effective Date or acquired by the undersigned during the Lock-Up Period.

In addition, the undersigned hereby agrees that, without the prior written consent of the Representative, during the Lock-Up Period the undersigned will not: (i) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (ii) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

In addition, if: (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and the transfer of which would be a violation of this lock-up agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities to the extent such transfer would be violation of this lock-up agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Relevant Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, to the beneficiary of such trust, (v) by testate succession or intestate succession, (vi) by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, (vii) pursuant to the Underwriting Agreement, or (viii) if acquired by the undersigned in open market transactions after the Offering; provided, in the case of clauses (i)-(vi), that such transfer shall not involve a disposition for value and the transferee agrees in writing with the Underwriters and the Company to be bound by the terms of this lock-up agreement.  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s 2005 Equity Incentive Plan or 2010 Equity Incentive Plan; provided that the securities issued upon such exercise shall be subject to the limitations relating to Relevant Securities provided herein, or (ii) the establishment or modification of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934, as amended; provided that no sales of the undersigned’s Relevant Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In addition to the foregoing, none of the restrictions set forth in this lock-up agreement shall apply to the Relevant Securities of the undersigned that were acquired before the date hereof and that are listed on Exhibit B hereto.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.

The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this letter agreement.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.  Delivery of a signed copy of this letter agreement by facsimile or e-mail/.pdf transmission shall be effective as delivery of the original hereof.

Very truly yours,

Name:

[Signature Page of Lock-Up Agreement]

Exhibit A

Lock-Up Period

The “Lock-Up Period” shall be the period of time beginning on the date of this lock-up agreement and ending on the one year anniversary of the date of the final prospectus used to sell Company securities to the Underwriters in the Public Offering (“Final Prospectus”);  provided, however, that at any time after the six month anniversary of the date of the Final Prospectus (“Six Month Anniversary”), the Underwriters may waive the restrictions in the lock-up agreement with respect to fifty percent (50%) of the Relevant Securities that are restricted by the lock-up agreement; and provided further, that if the closing trading price of Company’s common stock on the date that a request is made after Six Month Anniversary, is in excess of two hundred percent (200%) of the price that the Underwriters sell the Company’s common stock in the Public Offering then the Underwriters will waive the lock-up provisions with respect to fifty percent (50%) of the Relevant Securities that are restricted in the lock-up agreement..

Exhibit B

Relevant Securities not Restricted by Lock-up Agreement